SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549



                                           FORM 8-K


                                         CURRENT REPORT
                             PURSUANT TO SECTION 13 OR 15(d) OF THE
                                SECURITIES EXCHANGE ACT OF 1934
          Date of Report (Date of earliest event reported): October 29, 2003


                                          MERISEL, INC.
                       (Exact Name of Registrant as Specified in Charter)

         Delaware                     0-17156                    95-4172359
(State or Other Jurisdiction         (Commission File       (I.R.S. Employer
       of Incorporation)                  Number)           Identification No.)



         200 Continental Boulevard, El Segundo, California 90245-0948
                (Address of Principal Executive Offices) (Zip Code)

                            (310) 615-3080 (Registrant's
                         Telephone Number, Including Area Code)


                                       Not applicable
          (Registrant's Name or Former Address, if Changed Since Last Report)


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Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

                  On October 29, 2003, the Company issued a press release announcing its earnings for the period ended September 30, 2003. A copy of such press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

                           99.1- Press Release dated October 29, 2003

                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              MERISEL, INC.



                             By:     /s/Timothy N. Jenson
                                    ---------------------------------------
                                     TIMOTHY N. JENSON
                                     Chief Executive Officer and President


Date:    October 30, 2003